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                                                                   EXHIBIT 10.4

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                          REGISTRATION RIGHTS AGREEMENT


                                  by and among


                             S-O ACQUISITION CORP.,

                             THE 1818 FUND II, L.P.,

                              S-O ACQUISITION LLC,

                               S-O MANAGEMENT LLC,

                          LARKSPUR CAPITAL CORPORATION,

                           FIRST SOURCE FINANCIAL LLP,

                         UNION BANK OF CALIFORNIA, N.A.,

                     THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                               THE UNITED STATES,

                          EXETER VENTURE LENDERS, L.P.

                                       and

                          EXETER EQUITY PARTNERS, L.P.



              -----------------------------------------------------

                          Dated as of November 15, 1996

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                                TABLE OF CONTENTS


                                                                                                       PAGE
1.       Registration Under Securities Act, etc..........................................................2

         1.1      Registration on Request................................................................2
         1.2      Shelf Registration.....................................................................5
         1.3      Incidental Registration................................................................6
         1.4      Registration Procedures................................................................8
         1.5      Underwritten Offerings................................................................11
         1.6      Preparation; Reasonable Investigation.................................................12
         1.7      Limitations, Conditions and Qualifications to Obligations under
                  Registration Covenants................................................................13
         1.8      Indemnification.......................................................................13

2.       Definitions....................................................................................16

3.       Rule 144 and Rule 144A.........................................................................21

4.       Amendments and Waivers.........................................................................21

5.       Nominees for Beneficial Owners.................................................................22

6.       Notices........................................................................................22

7.       Assignment.....................................................................................23

8.       Calculation of Percentage Interests in Registrable Securities..................................23

9.       No Inconsistent Agreements.....................................................................23

10.      Remedies.......................................................................................23

11.      Certain Distributions..........................................................................23

12.      Severability...................................................................................23

13.      Entire Agreement...............................................................................24

14.      Headings.......................................................................................24

15.      GOVERNING LAW..................................................................................24

16.      Counterparts...................................................................................24

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                        REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of November 15, 1996, between S-O ACQUISITION CORP., a Delaware corporation (the "Company"), THE 1818 FUND II, L.P., a Delaware limited partnership (the "Class A Purchaser"), S-O ACQUISITION LLC, a New York limited liability company ("S-O LLC"), S-O MANAGEMENT LLC, a New York limited liability company ("SOMC"), LARKSPUR CAPITAL CORPORATION, a Delaware corporation, FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), UNION BANK OF CALIFORNIA, N.A., a national banking association ("Union Bank"), THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York insurance company ("Equitable") and EXETER EQUITY PARTNERS, L.P. and EXETER VENTURE LENDERS, L.P. (collectively, "Exeter").

         WHEREAS, pursuant to a Securities Purchase Agreement, dated as of November 15, 1996, between the Company and the Class A Purchaser (the "Purchase Agreement"), the Class A Purchaser has agreed to purchase from the Company, and the Company has agreed to issue to the Class A Purchaser, 22,000 shares of the Company's Class A 8.8% Cumulative Redeemable Preferred Stock, par value $.01 per share, together with 58,000 Warrants. Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Purchase Agreement or in Section 2;

         WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to, or in connection with, (i) that certain Subscription Agreement (the "S-O Parties Agreement") dated as of November 15, 1996 between SO LLC, SOMC and the Company, S-O LLC is purchasing from the Company 1,685 shares of the Company's Class C 8.0% Junior Cumulative Redeemable Preferred Stock, par value $0.01 per share (the "Junior Preferred"), together with 5,055 Junior Warrants for an aggregate purchase price of $1,685,000 and SOMC is acquiring from the Company 1,000 shares of Common Stock and 14,908 Junior Warrants for an aggregate purchase price of $1,000 and (ii) that certain Subscription Agreement (the "Exeter Agreement") dated as of November 15, 1996 between Exeter and the Company, Exeter is purchasing from the Company 1,500 shares of the Junior Preferred, together with 4,500 Junior Warrants for an aggregate purchase price of $1,500,000;

         WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to, or in connection with, that certain Secured Credit Agreement, dated as of November 15, 1996, among the financial institutions named therein, FSFP, as Collateral Agent, Union Bank, as Administrative Agent and S-O Operating Corp., as Borrower, FSFP and Union Bank are collectively in the aggregate purchasing 2,000 Debt Warrants; and

         WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to, or in connection with those certain Note and Warrant Purchase Agreements, dated as of November 15, 1996 executed by the Company, S-O Operating Corp. and the purchasers named therein, Equitable and Exeter are collectively purchasing in the aggregate 6,560 Debt Warrants;

         WHEREAS concurrently with the execution and delivery of this Agreement and pursuant to, or in connection with an agreement (the "Larkspur Agreement") dated as of November 15, 1996 between the Company and Larkspur, Larkspur is acquiring 3,977 Junior Warrants.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Registration Under Securities Act, etc.

            1.1 Registration on Request.

                (a) Class A Initiating Holders Request. At any time, or from time to time, upon the earlier of (i) the date after the consummation of an Initial Public Offering or (ii) five years from the Closing Date, one or more Class A Initiating Holders may, upon written request, require the Company to effect the registration under the Securities Act of all or any part of the Class A Registrable Securities held by such Class A Initiating Holders. The Company promptly will give written notice of such requested registration to all other holders of Registrable Securities who may join in such registration, and thereupon the Company will use its best reasonable efforts to effect, at the earliest possible date, the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request (but, in the case of a shelf registration, only if the Company is then eligible to use such a shelf registration and if Form S-2 or Form S-3 (or any successor forms) is then available to the Company), of;

                    (i) the Class A Registrable Securities that the Company has been so requested to register by such Class A Initiating Holders, and

                    (ii) all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Class A Initiating Holders hereinafter are referred to as the "Section 1.1(a) Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company.

                (b) Subordinated Debt Initiating Holders Request If the Company has not effected an Initial Public Offering on or before May 15, 2003,


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
then at any time during the period commencing on May 16, 2003 and ending on May 16, 2004, one or more Subordinated Debt Initiating Holders may, upon written request, require the Company to effect the registration under the Securities Act of all or any part of the Subordinated Debt Registrable Securities held by such Subordinated Debt Initiating Holders. The Company promptly will give written notice of such requested registration to all other holders of Registrable Securities who may join in such registration, and thereupon the Company will use its best reasonable efforts to effect, at the earliest possible date, the registration under the Securities Act, of;

                    (i) the Subordinated Debt Registrable Securities that the Company has been so requested to register by such Subordinated Debt Initiating Holders, and

                    (ii) all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Subordinated Debt Initiating Holders hereinafter are referred to as the "Section 1.1(b) Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company.

                (c) Registration of Other Securities.

                    Whenever the Company shall effect a registration pursuant to this Section 1.1, no securities other than (x) Class A Registrable Securities in the case of Section 1.1(a) or (y) Subordinated Debt Registrable Securities in the case of 1.1(b), shall be included among the securities covered by such registration unless the managing underwriter of such offering shall have advised each Selling Holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect the pricing, timing or other terms of such offering; provided that notwithstanding the foregoing if (x) in the case of Section 1.1(a), the Debt Holders are Section 1.1(a) Selling Holders or S-O is a Section 1.1(a) Selling Holder and the Company is required under the S-O Registration Agreement to include in the registration shares held by S-O, then subject to Section 1.1(g), the Debt Registrable Securities that are requested to be included and the shares of Common Stock held by S-O that are required to be included shall be included among the securities covered by the registration statement and (y) in the case of Section 1.1(b), the Class A Holders, the Senior Debt Holders or S-O are
Section 1.1(b) Selling Holders and the Company is required under the S-O Registration Rights Agreement to include in the registration shares held by S-O, then subject to Section 1.1(g), the Class A Registrable Securities that are requested to be included and the shares of Common Stock held by S-O that are required to be included shall be included among the securities covered by the registration statement.


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
                (d) Registration Statement Form. Registrations under this
Section 1.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

                (e) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders whose securities were to be included in the registration.

                (f) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of (i) the Class A Registrable Securities to be registered in accordance with Section 1.1(a) of this Agreement shall be selected by the Section 1.1(a) Selling Holders which hold more than 50% of the Class A Registrable Securities to be included in such registration and shall be reasonably acceptable to the Company and (ii) the Subordinated Debt Registrable Securities to be registered in accordance with Section 1.1(b) shall be selected by the Section 1.1(b) Selling Holders which hold more than 50% of the Subordinated Debt Registrable Securities to be included in such registration and shall be reasonably acceptable to the Company.

                (g) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (and the Company shall so advise each Section 1.1(a) Selling Holder or Section 1.1(b) Selling Holder, as the case may be, of Registrable Securities requesting registration of such advice) that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to 66-2/3% (i) of the Class A Registrable Securities requested to be included in such registration with respect to Section 1.1(a) requested registrations and (ii) Subordinated Debt Registrable Securities with respect to Section 1.1(b) requested registrations, the Company, subject to the limitations set forth in the following sentence, will include in such registration, to the extent of the number that the Company is so advised can be sold in such offering: first, all securities proposed to be


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
sold by the Class A Holders and the Debt Holders and proposed to be sold by S-O (with respect to S-O to the extent that the Company is required to include such securities in such registration), pro rata among such Persons on the basis of the number of shares held by each such Person at the time the registration becomes effective and second, subject to 1.1(c), Registrable Securities requested to be included in the registration pro rata among the other Section 1.1(a) Selling Holders or Section 1.1(b) Selling Holders, as the case may be, on the basis of the number of shares held by each such Selling Holder at the time the registration becomes effective. If the total number of Registrable Securities requested to be included in such registration cannot be included as provided in the preceding sentence, holders of Registrable Securities requesting registration thereof pursuant to Section 1.1(a) or (b), representing not less than 10% of (i) the Class A Registrable Securities in the case of Section 1.1(a) and (ii) Subordinated Debt Registrable Securities in the case of Section 1.1(b), with respect to which registration has been requested and constituting not less than 50% of the Class A Initiating Holders or Subordinated Debt Initiating Holders, as the case may be, shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of such notice by the Company and, in the event of such with drawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1 hereof.

                (h) Limitations on Registration on Request. Notwith standing anything in this Section 1.1 to the contrary, in no event will the Company be required to (i) effect, in the aggregate, more than four registrations pursuant to Section 1.1(a) and one registration pursuant to Section 1.1(b) or (ii) effect more than one registration pursuant to this Section 1.1 within the twelve-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 1.1(e)) of a registration statement filed pursuant to this Section 1.1.

                (i) Listing. The Company shall list the Registrable Securities subject to Section 1.1(a) or 1.1(b) on the New York Stock Exchange or the NASDAQ or another national securities exchange or automated quotation system and shall provide for redesignation of the securities to be offered into denominations suitable for public trading upon request of any underwriter or underwriters of any underwritten offering of Registrable Securities.

                (j) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.1 except if a registration statement does not become effective in accordance with Section 1.1(e) as a result of the gross negligence or willful misconduct of the Person requesting such registration in which case the Company shall not be responsible for such Person's expenses.


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
            1.2 Shelf Registration.

                (a) Filing and Effectiveness of Shelf Registration. Within twenty-four months of the consummation of an Initial Public Offering, the Company shall file an "evergreen" shelf registration statement solely with respect to the Class A Registrable Securities and pursuant to Rule 415 under the Securities Act (the "Shelf Registration"). The Shelf Registration shall be on Form S-3 (or any successor form) if the Company is then eligible to use Form S-3 (or such successor form). The Company shall use its best reasonable efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing, and shall use its best efforts to keep the Shelf Registration effective and updated, from the date such Shelf Registration is declared effective until such time as all of the Class A Registrable Securities shall cease to be Class A Registrable Securities. Notwithstanding the foregoing, the Company may, if it makes a good faith determination that a filing of the Shelf Registration would interfere with any material financing or material investment transaction, business combination or material acquisition then under consideration, the Company may postpone the filing of the Shelf Registration for a period not to exceed 90 days.

                (b) Supplements and Amendments; Expenses. The Company shall supplement or amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act or as reasonably required by the holders of (or any underwriter for) more than 50% of the Class A Registrable Securities and the Company shall furnish to the holders of the Class A Registrable Securities to which the Shelf Registration relates copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company shall pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective, and whether all, none or some of the Class A Registrable Securities are sold pursuant to the Shelf Registration. In no event shall the Shelf Registration include securities other than Class A Registrable Securities, unless the holders of more than 50% of the Class A Registrable Securities consent to such inclusion.

                (c) Underwriting Procedures. If the holders of more than 50% of the Class A Registrable Securities so elect, the offering of all or a portion of such Registrable Securities pursuant to the Shelf Registration shall be in the form of an underwritten offering and the managing underwriter or underwriters selected for such offering shall be selected by the original Class A Purchaser or such holders, as the case may be, and reasonably acceptable to the Company.

            1.3 Incidental Registration.

                (a) Right to Include Registrable Securities. If the Company at any time proposes to register any shares of Common Stock or any


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
securities convertible into Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8 and other than pursuant to
Section 1.2, whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 1.3. Upon the written request of any such holder (a "Piggy-Back Requesting Holder") (which request shall specify the Registrable Securities intended to be disposed of by such Piggy-Back Requesting Holder) made as promptly as practicable and in any event within 30 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic or telecopied notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company will use its best reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Piggy-Back Requesting Holders thereof; provided, however, that prior to the effective date of the registration statement filed in connection with such registration, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price that any Piggy-Back Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such PiggyBack Requesting Holder of such price, and such Piggy-Back Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; provided, further, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Piggy-Back Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. Notwithstanding anything contained in this Section 1.3(a), the Company shall not, if any Piggy-Back Requesting Holder shall have requested the registration of shares of Common Stock issuable upon exercise of any warrant in the registration, consummate the sale of the securities included in the registration until the earlier of (x) such time as any applicable waiting period under the HSR Act shall have expired or early termination thereunder shall have been granted if such Piggy-Back Requesting Holder notifies the Company that it is required to make a filing under the HSR Act before it may exercise its warrant or (y) if S-O is selling shares in the registration, the date the sale is required to be consummated pursuant to the S-O Registration Rights Agreement.


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
No registration effected under this Section 1.3 shall relieve the Company of its obligation to effect any registration under Section 1.2 or upon request under
Section 1.1.

                (b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number of securities requested to be included in such registration would materially adversely affect such offering, and the Company has so advised the Piggy-Back Requesting Holders in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, any securities initially proposed to be registered by the Company for the accounts of other Persons pursuant to the exercise of demand registration rights if such securities must be included to prevent a breach of this Agreement or any applicable registration rights agreement between the Company and such other Person, but only to the extent required by this Agreement or such agreement, third, Registrable Securities requested to be included in such registration pursuant to this Agreement and securities registrable under the S-O Registration Rights Agreement pro rata among such PiggyBack Requesting Holders and S-O on the basis of the number of shares held by each Piggy-Back Requesting Holder and S-O at the time the registration becomes effective provided, that as to Registrable Securities and other Securities described in clause, third, if securities are being offered for the account of other persons or entities in addition to the Company, such reduction shall not represent a greater proportion of the number of securities intended to be offered by holders of Registrable Securities than the proportion of similar reductions imposed on such other persons or entities of the amount of securities they intend to offer.

                (c) Expenses. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this Section 1.3.

            1.4 Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1, 1.2 and 1.3, the Company will, as expeditiously as reasonably possible:

                (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as practicable) file with the Commission the requisite registration statement to effect such registration and thereafter use its best reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 1.3(a), its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;


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
                (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days;

                (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus and any supplement or amendment thereto) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                (iv) use its best reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                (v) use its best reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


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
                (vi) furnish at the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of:

                     (x) an opinion of counsel for the Company, dated the date
            of the closing under the underwriting agreement, and

                     (y) a "comfort" letter signed by the independent public
            accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

         covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

                (vii) cause representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten offering of any Registrable Securities;

                (viii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to such sellers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                (ix) otherwise use its best reasonable efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an


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


         earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

                (x) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

                (xi) use its best reasonable efforts to list all Registrable Securities covered by such registration statement on the NYSE or the NASDAQ or any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed and, if no such Registrable Securities are so listed, on the NASDAQ or any national securities exchange on which the Common Stock is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company in a reasonably prompt manner such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (viii) of this
Section 1.4, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this
Section 1.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities at the time of receipt of such notice.

         1.5 Underwritten Offerings.

            (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1.1 or pursuant to the Shelf Registration Statement, the Company will use its best reasonable efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the holders of a majority of the securities to be registered and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.8. The holders of the Registrable Securities proposed to be sold by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to, or agreements with, the Company other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other information or representations required by applicable law.

            (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 1.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Piggy-Back Requesting Holder of Registrable Securities, use its best reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Piggy-Back Requesting Holder among the securities of the Company to be distributed by such underwriters, subject to the provisions of Section 1.3(b). The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities (except as such representations, warranties or conditions apply to such holders). Any such PiggyBack Requesting Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Piggy-Back Requesting Holder, such Piggy-Back Requesting Holder's Registrable Securities and such Piggy-Back Requesting Holder's intended method of distribution or any other representations required by applicable law.

         1.6 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable

Securities registered under such registration statement, their underwriters, if any, and their respective counsel reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         1.7 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 1.1 if the Company determines, in its good faith judgment, that such registration and offering would interfere with any material financing or material investment transaction, business combination or material acquisition involving the Company or any of its affiliates and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to Section 1.1 written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to Section 1.1, representing not less than 10% of the (a) Class A Registrable Securities in the case of Section 1.1(a) or (b) Subordinated Debt Registrable Securities in the case of Section 1.1(b), with respect to which registration has been requested and constituting not less than 50% of the Class A Initiating Holders or the Subordinated Debt Initiating Holders, as the case may be, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1 hereof.

         1.8 Indemnification.

             (a) Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 1.1, 1.2 or 1.3, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, members and agents, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, member, agent or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amend ment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances in which they were made) not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, member and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such under writer within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, member, agent or controlling person and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Sellers. If any Registrable Securities are included in any registration statement, the prospective seller of such Registrable Securities, severally and not jointly, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.8(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 1.8(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the offering giving rise to such liability.

            (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 1.8(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satis factory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees and expenses under this Section 1.8 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settle ment of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

            (d) Contribution. If the indemnification provided for in this
Section 1.8 shall for any reason be held by a court to be unavailable to an indemnified party under Section 1.8(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 1.8(a) or (b), the indemnified party and the indemnifying party under Section 1.8(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same, including those incurred in connection with any claim for indemnity hereunder),
(i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; provided, however, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 1.8(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

            (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 1.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

            (f) Indemnification Payments. The indemnification and contribution required by this Section 1.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         2. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Affiliate" means any Person controlling, controlled by or under common control with the Person in question. As used herein, "control" shall mean the beneficial ownership of at least a majority of the equity interests of a Person entitling the owner of such interests to direct the policies and operations of such Person.

         "Class A Holders" means the holders of Class A Registrable Securities.

         "Class A Initiating Holder" means as of any date of determination, any holder or holders of Class A Registrable Securities holding individually or in the aggregate at least 20% of the shares of the Class A Registrable Securities then outstanding, and initiating a request pursuant to Section 1.1(a) for the registration of all or part of such holder's or holders' Class A Registrable Securities.

         "Class A Registrable Securities" means any shares of Common Stock issued by the Company to the Class A Purchaser prior to the consummation of the IPO, or issued by the Company upon exercise of any warrants of the Company issued to the Class A Purchaser prior to the consummation of the IPO, and any Related Registrable Securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive "restricted securities" as defined in Rule 144, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee and subsequent public distribution of them shall not, in the opinion of counsel for the holders, require registration of them by the transferee under the Securities Act or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to Section 8.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" means and include the Common Stock, par value $.01 per share, of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

         "Debt Documents" shall mean, collectively the Senior Secured Credit Agreement dated as of November 15, 1996 among S-O Operating, FSFP and Union Bank and the other parties named therein and the notes and agreements entered into in connection therewith (each as amended in accordance with its terms) pursuant to which S-O Operating will incur $33,000,000 of senior debt and the several Note and Warrant Purchase Agreements, each dated as of November 15, 1996 among S-O Operating, the Company, and each of Equitable and Exeter and the notes and agreements entered into in connection therewith (each as amended in accordance with its terms) pursuant to which S-O Operating will incur $12,500,000 of subordinated debt.

         "Debt Holders" means the Senior Debt Holders and the Subordinated Debt Holders.

         "Debt Registrable Securities" means collectively, (i) any shares of Common Stock issued by the Company to FSFP or Union Bank prior to the consummation of the IPO, or issued upon exercise of warrants of the Company issued to FSFP or Union Bank prior to the consummation of the IPO, and any Related Registrable Securities and (ii) the Subordinated Debt Registrable Securities. As to any particular Debt Registrable Securities, once issued, such securities shall cease to be Debt Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive "restricted securities" as defined in Rule 144, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee and subsequent public distribution of them shall not, in the opinion of counsel for the holders, require registration of them by the transferee under the Securities Act or (d) they shall have ceased to be outstanding.

         "Debt Warrants" means the warrants substantially in the form of Exhibit F to the Securities Purchase Agreement, issued by the Company to Exeter, Equitable, Union Bank and FSFP at any time prior to an IPO.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated by the Federal Trade Commission thereunder.

         "Initial Public Offering" means the initial public offering of the Company's Common Stock with gross proceeds of at least $50,000,000 or representing at least 20% of the Company's Common Stock on a fully diluted basis and such common stock is listed on the NYSE or quoted or listed on any national securities exchange or NASDAQ.

         "Junior Registrable Securities" means any shares of Common Stock issued by the Company to any of Larkspur, Exeter (but only with respect to shares of Common Stock that are issued pursuant to the exercise of or anti-dilution protections with respect to the Junior Warrants), or any S-O Party prior to the consummation of the IPO, or issued by the Company upon exercise of any Junior Warrants issued to any of Larkspur, Exeter and any S-O Party prior to the consummation of the IPO and any Related Registrable Securities. As to any particular Junior Registrable Securities, once issued, such securities shall cease to be Junior Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive "restricted securities" as defined in Rule 144, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee and subsequent public distribution of them shall not, in the opinion of counsel for the holders, require registration of them by the transferee under the Securities Act or (d) they shall have ceased to be outstanding.

         "Junior Warrants" means the Warrants, substantially in the form of Exhibit E to the Securities Purchase Agreement, issued by the Company to each of the S-O LLC, SOMC, Exeter and Larkspur.

         "NASDAQ" means the National Market System of Nasdaq Stock Market.

         "NYSE" means the New York Stock Exchange, Inc..

         "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Piggy-Back Requesting Holder" shall have the meaning assigned to such term in Section 1.3(a).

         "Registrable Securities" means collectively, the Class A Registrable Securities, the Debt Registrable Securities and the Junior Registrable Securities.

         "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 1, including, without limitation, all registration and filing fees, all fees of any national securities exchanges or the NASDAQ, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities and excluding any stock transfer taxes) and the reasonable fees and expenses of one counsel to the selling holders (selected by selling holders representing at least 50% of the Registrable Securities covered by such registration). Notwithstanding the foregoing, in the event the Company shall determine, in accordance with Section 1.3(a) or Section 1.7, not to register any securities with respect to which it had given written notice of its intention to so register to holders of Registrable Securities, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Piggy-Back Requesting Holders in connection with such registration on or prior to the date the Company notifies the holders of such determination shall be deemed Registration Expenses.

         "Related Registrable Securities" means with respect to the Common Stock, any securities of the Company issued or issuable with respect to any Common Stock by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "Section 1.1(a) Selling Holders" has the meaning assigned to such term in Section 1.1(a).

         "Section 1.1(b) Selling Holders" has the meaning assigned to such term in Section 1.1(b).

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "Selling Holders" means collectively, the Section 1.1(a) Selling Holders and the Section 1.1(b) Selling Holders.

         "Senior Debt Holders" means the holders of the Debt Registrable Securities (other than the Subordinated Debt Holders).

         "Shareholders Agreement" means the Shareholders Agreement dated as of the date hereof by and among the Company, S-O LLC, SOMC, the Class A Purchaser, FSFP, Union Bank, Equitable, Exeter and the S-O Principals.

         "Shelf Registration" has the meaning ascribed to such term in Section 1.2.

         "S-O" means Steri-Oss, Inc., a California corporation.

         "S-O Principals" means Douglas Rogers, Richard Gumer and Henry Wendt.

         "S-O Registration Rights Agreement" means that certain Registration Rights Agreement dated as of the date hereof between the Company and S-O.

         "Subordinated Debt Holders" means the holders of Subordinated Debt Registrable Securities.

         "Subscription Agreements" means collectively, the S-O Parties Agreement, the Exeter Agreement and the Larkspur Agreement.

         "Subordinated Debt Initiating Holder" means as of any date of determination, any holder or holders of Subordinated Debt Registrable Securities holding individually or in the aggregate at least 50% of the shares of the Subordinated Debt Registrable Securities then outstanding (assuming exercise of all Subordinated Debt Warrants), and initiating a request pursuant to Section 1.1(b) for the registration of all or part of such holder's or holders' Subordinated Debt Registrable Securities.

         "Subordinated Debt Registrable Securities" means any shares of Common Stock issued by the Company to any of Equitable or Exeter (but only in the case of Exeter with respect to shares of Common Stock that are issued pursuant to the exercise or anti-dilution protections with respect to the Subordinated Debt Warrants), prior to the consummation of an IPO or issued by the Company upon exercise of any Subordinated Debt Warrants issued to any of Equitable or Exeter prior to the consummation of the IPO and any Related Registrable Securities. As to any particular Subordinated Debt Registrable Securities, once issued, such securities shall cease to be Subordinated Debt Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive "restricted securities" as defined in Rule 144, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee and subsequent public distribution of them shall not, in the opinion of counsel for the holders, require registration of them by the transferee under the Securities Act or (d) they shall have ceased to be outstanding.

         "Warrants" means warrants of the Company entitling the holders to purchase the number of shares of Common Stock as specified therein.

         3. Rule 144 and Rule 144A. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         4. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 50% of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent; provided that any such amendment may not materially adversely affect any party without such party's consent.

         5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         6. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

            (a) if to the Class A Purchaser, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as it shall have furnished to the Company in writing in the manner set forth herein;

            (b) if to any of the S-O Parties, Larkspur, Exeter, Equitable, FSFP or Union Bank, addressed to it in the manner set forth in the Shareholders Agreement or at such other address as it shall have furnished to the Company in writing in the manner set forth herein;

            (c) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing in the manner set forth herein, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

            (d) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding in the manner set forth herein.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered to a courier, if delivered by overnight courier service; two business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         7. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and permitted assigns and, with respect to any other party, any holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Except by operation of law, this Agreement may not be assigned by the Company without the prior written consent of the holders of a majority in interest of the Registrable Securities outstanding at the time such consent is requested.

         8. Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made, assuming the exercise of all warrants or options for shares of Common Stock.

         9. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities that grants, or modify any existing agreement with respect to its securities to grant, to the holder of its securities in connection with an incidental registration of such securities higher priority to the rights granted to the holders of Registrable Securities hereunder.

         10. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         11. Certain Distributions. The Company shall not at any time make a distribution on or with respect to the Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and such Registrable Securities are not changed or exchanged) of securities of another issuer if holders of Registrable Securities are entitled to receive such securities in such distribution as holders of Registrable Securities and any of the securities so distributed are registered under the Securities Act, unless the securities to be distributed to the holders of Registrable Securities are also registered under the Securities Act.

         12. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the holders of Registrable Securities hereunder shall be enforceable to the fullest extent permitted by law.

         13. Entire Agreement. This Agreement, together with the Purchase Agreement (including the exhibits and schedules thereto), the Shareholders Agreement, the Debt Documents, the Subscription Agreements, and the Warrants, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement (including the exhibits and schedules thereto) and the Warrants supersede all prior agreements and understandings between the parties with respect to such subject matter.

         14. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         16. Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


                                          S-O ACQUISITION CORP.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          THE 1818 FUND II, L.P.

                                          By: Brown Brothers Harriman & Co.,
                                              General Partner


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title: General Partner



                                          S-O ACQUISITION LLC


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          S-O MANAGEMENT LLC


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:



                         [Registration Rights Agreement]

                                          LARKSPUR CAPITAL CORPORATION


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          FIRST SOURCE FINANCIAL LLP

                                          By: First Source Financial, Inc.,
                                              its Agent/Manager


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                          UNION BANK OF CALIFORNIA, N.A.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                          THE EQUITABLE LIFE ASSURANCE
                                              SOCIETY OF THE UNITED STATES


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                          EXETER VENTURE LENDERS, L.P.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                         [Registration Rights Agreement]